                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 DECEMBER 1997
                            PAYMENT January 15, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                             CUSIP#393534AB8
                                             Trust Account #33-31958-0
                                             Distribution Date: January 15, 1998


SECURITIZED NET INTEREST MARGIN                                       PER $1,000
CERTIFICATES                                                           ORIGINAL
------------                                                          ----------

1.   Amount Available                             786,150.01

Interest

2.   Aggregate Interest                           216,554.98          2.34366861

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest             216,554.98

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                 569,595.03          6.16444838

7.   Remaining outstanding principal
     balance                                   32,534,350.58         352.1033613
     Pool Factor                                   .35210336

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date              552,819,656.55**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                            1,928,103.86

10.  Weighted average CPR                              10.85%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 DECEMBER 1997
                            PAYMENT January 15, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                             CUSIP#393534AB8
                                             Trust Account #33-31958-0
                                             Distribution Date: January 15, 1998



11. Weighted average CDR                              2.93%

12. Annualized net loss percentage                    1.53%

13. Delinquency            30-59 day                  1.14%
                           60-89 day                  0.35%
                           90+ day                    0.61%
                           Total 30+                  2.10%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization as of 12/15/97.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
DECEMBER 1997
PAYMENT January 15, 1998



                                            Fee Assets
                               -------------------------------------
                                 Guarantee     Inside     Fee Asset
                                   Fees         Refi        Total
                               ------------  ----------  -----------
GTFC 1994-1                      85,367.64    33,689.32   119,056.96
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                               ------------  ----------  -----------
                                 85,367.64    33,689.32   119,056.96

Total amount of Guarantee Fees and Inside                 119,056.96
Refinance Payments

Subordinated Servicing Fees                               354,941.12

Payment on Finance 1 Note                                 473,998.08

Allocable to Interest (current)                            54,974.16

Allocable to accrued but unpaid Interest                         .00

Accrued and unpaid Trustee Fees                                  .00

Allocable to Principal                                    419,023.92

Finance 1 Note Principal Balance                        7,984,668.75

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 DECEMBER 1997
                            PAYMENT January 15, 1998




                                               Inside
                                 Residual       Refi         Total
                               ------------  ----------  ------------
GTFC 1994-1                            .00          .00          .00
GTFC 1994-2                      61,382.92    35,497.65    96,880.57
GTFC 1994-3                                   16,558.67    16,558.67
GTFC 1994-4                     155,538.73    43,173.96   198,712.69
                               ------------  ----------  ------------
                                216,921.65    95,230.28   312,151.93


Total Residual and Inside
Refinance Payments                                        312,151.93